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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 2-27514





February 2, 2004


                      SELECTED U.S. GOVERNMENT INCOME FUND
                (A SERIES OF SELECTED CAPITAL PRESERVATION TRUST)

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2003

At a meeting of the Board of Trustees of Selected Capital Preservation Trust held on January 30, 2004, the Board approved the liquidation of Selected U.S. Government Income Fund on or about March 16, 2004 (the "Liquidation Date"). Accordingly, effective as of the close of business on February 2, 2004, the Fund will be closed to any new investments, including additional investments on behalf of existing shareholder accounts